Exhibit 99.1
ALLERGAN REPORTS THIRD QUARTER OPERATING RESULTS
▪      Total Product Net Sales Increased 24 Percent for the Third Quarter
▪      Board of Directors Declares Third Quarter Dividend
(IRVINE, Calif., November 6, 2007) — Allergan, Inc. (NYSE: AGN) today announced operating results for the quarter ended September 28, 2007. Allergan also announced that its Board of Directors has declared a third quarter dividend of $0.05 per share, payable on November 30, 2007 to stockholders of record on November 9, 2007.
Operating Results
For the quarter ended September 28, 2007:
•	Allergan reported $0.50 diluted earnings per share from continuing operations compared to $0.35 diluted earnings per share reported for the third quarter of 2006.

•	Allergan’s adjusted diluted earnings per share from continuing operations were $0.58 in the third quarter of 2007, compared to adjusted diluted earnings per share of $0.47 in the third quarter of 2006, a 23.4% year- over-year increase. Adjusted diluted earnings per share for the third quarters of 2007 and 2006 exclude the non-GAAP adjustments to diluted earnings per share that are contained in the financial tables of this press release.
Product Sales
For the quarter ended September 28, 2007:
•	Allergan’s total product net sales were $978.7 million. Total product net sales increased 23.6 percent, or 20.9 percent at constant currency, compared to total product net sales in the third quarter of 2006.
°	Total specialty pharmaceuticals net sales increased 16.1 percent, or 13.4 percent at constant currency, compared to total specialty pharmaceuticals net sales in the third quarter of 2006.
°	Total core medical devices net sales increased 66.0 percent, or 62.7 percent at constant currency, compared to total core medical devices net sales in the third quarter of 2006.
“Allergan operates in a wide range of exceptionally high growth global medical device and specialist biopharmaceutical markets where we play a market leadership role with many innovative products. These dynamics have led to another quarter of superb sales and earnings growth,” said David E.I. Pyott, Allergan’s Chairman of the Board and Chief Executive Officer. “Furthermore, beyond these current opportunities, recently supplemented by the FDA approval of COMBIGAN™, our vigorous investment into R&D as well as our entry into urologics should fuel additional growth over the long-term.”
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Product and Pipeline Update
During the third quarter of 2007:
•	In July 2007, Apotex filed a Petition for Writ of Certiorari in the United States Supreme Court regarding the affirmation by the United States Court of Appeals for the Federal Circuit of the district court’s ruling in favor of Allergan and Roche Palo Alto, LLC, formerly known as Syntex (U.S.A.) LLC, in a patent infringement lawsuit against Apotex, Inc., Apotex Corp., and Novex Pharma (the “Defendants”). The district court’s ruling prevents the Defendants, together with all persons and entities acting in concert with the Defendants, from obtaining U.S. Food and Drug Administration (FDA) approval to market a generic version of Allergan’s product ACULAR® (ketorolac tromethamine ophthalmic solution) 0.5% and enjoins the Defendants from manufacturing or selling their product before U.S. Patent No. 5,110,493 expires in 2009. On October 1, 2007, the Supreme Court of the United States denied Apotex’s Petition for Writ of Certiorari.

•	In August 2007, in connection with our settlement of certain European litigation with Merz, we granted Merz a global, royalty-bearing license for patents and patent applications relating to a neurotoxic component of botulinum toxin of any serotype for all therapeutic and aesthetic uses, except for any genitourinary, gastrointestinal and prostate diseases, hyperhidrosis and headache. We believe the value of our botulinum toxin patent estate is demonstrated by the Merz license, as well as the license previously granted to Elan Corporation, which was subsequently sold by Elan to Solstice Neurosciences.

•	On September 19, 2007, Allergan announced that Allergan and Esprit Pharma Holding Company, Inc. entered into an agreement pursuant to which Allergan would acquire privately held Esprit Pharma, Inc. (Esprit) for approximately $370 million in an all-cash transaction. On October 17, 2007, Allergan announced that it completed the Esprit acquisition and will commence the integration of Esprit into Allergan. The Esprit acquisition supports Allergan’s U.S. growth strategy and demonstrates Allergan’s focus on strengthening its core pharmaceutical businesses by creating a dedicated urologics division to serve urologists and their patients.

•	Allergan and Stiefel Laboratories, Inc. entered into a strategic collaboration to develop and market new products involving Tazarotene for dermatological use worldwide, and to co-promote TAZORAC® in the United States, further strengthening and expanding Allergan’s reach into the dermatology market.
Following the end of the third quarter of 2007:
•	On October 31, 2007, Allergan announced that the U.S. Food and Drug Administration approved COMBIGAN™ (brimonidine tartrate/timolol maleate ophthalmic solution) 0.2%/0.5%, an alpha adrenergic receptor agonist with a beta adrenergic receptor inhibitor, for the reduction of elevated intraocular pressure (IOP) in patients with glaucoma or ocular hypertension who require adjunctive or replacement therapy due to inadequately controlled IOP.
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Discontinued Operations
On July 2, 2007, Allergan and Croma-Pharma completed the sale of the ophthalmic surgical business that Allergan obtained in connection with its January 2007 acquisition of Groupe Corneal Laboratoires. The first and second quarters of 2007 have been retrospectively revised for the discontinued operations associated with this sale and are contained in the financial tables of this press release.
Outlook
For the full year of 2007:
•	Allergan is increasing guidance as follows:
°	Total product net sales to between $3,775 million and $3,820 million.

°	Total specialty pharmaceuticals net sales to between $3,045 million and $3,055 million. Total specialty pharmaceuticals net sales exclude sales of products acquired in connection with the Inamed, Corneal and EndoArt acquisitions.

°	ALPHAGAN® Franchise product net sales to between $320 million and $330 million.

°	BOTOX® product net sales to between $1,185 million and $1,195 million.

°	Obesity intervention product net sales to between $260 million and $275 million.

°	Facial aesthetics product net sales to between $185 million and $195 million.

°	Selling, General and Administrative ratio to product net sales guidance to between 41% and 42%.
•	Allergan is tightening the expected guidance range as follows:
°	LUMIGAN® Franchise product net sales to between $380 million and $390 million.

°	RESTASIS® product net sales to between $330 million and $340 million.

°	Breast aesthetics product net sales to between $285 million and $295 million.
•	Allergan estimates full year adjusted diluted earnings per share from continuing operations of between $2.14 and $2.15, which assumes approximately $0.04 of dilution per share resulting from the Esprit acquisition. Adjusted diluted earnings per share guidance excludes the non-GAAP adjustments to diluted earnings per share guidance that are contained in the financial tables of this press release.

•	All other guidance provided on August 1, 2007 remains unchanged.
For the fourth quarter of 2007, Allergan estimates:
•	Total product net sales between $975 million and $1,020 million.

•	Adjusted diluted earnings per share from continuing operations guidance of between $0.56 and $0.57, which assumes approximately $0.04 of dilution per share resulting from the Esprit acquisition. Adjusted diluted earnings per share guidance excludes the non-GAAP adjustments to diluted earnings per share guidance that are contained in the financial tables of this press release.
All references in this press release to average number of shares outstanding and per share amounts have been retrospectively revised to reflect the two-for-one stock split effected in the form of a stock dividend payable on June 22, 2007 to stockholders of record on June 11, 2007.
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Forward-Looking Statements
In this press release, the statements regarding product development, market potential, expected growth, the statements by Mr. Pyott as well as the outlook for Allergan’s earnings per share and revenue forecasts, among other statements above, are forward-looking statements. Because forecasts are inherently estimates that cannot be made with precision, Allergan’s performance at times differs materially from its estimates and targets, and Allergan often does not know what the actual results will be until after a quarter’s end and year’s end. Therefore, Allergan will not report or comment on its progress during a current quarter except through public announcement. Any statement made by others with respect to progress during a current quarter cannot be attributed to Allergan.
Any other statements in this press release that refer to Allergan’s expected, estimated or anticipated future results are forward-looking statements. All forward-looking statements in this press release reflect Allergan’s current analysis of existing trends and information and represent Allergan’s judgment only as of the date of this press release. Actual results may differ materially from current expectations based on a number of factors affecting Allergan’s businesses, including, among other things, changing competitive, market and regulatory conditions; the timing and uncertainty of the results of both the research and development and regulatory processes; domestic and foreign health care and cost containment reforms, including government pricing and reimbursement policies; technological advances and patents obtained by competitors; the performance, including the approval, introduction, and consumer and physician acceptance of new products and the continuing acceptance of currently marketed products; the effectiveness of advertising and other promotional campaigns; the timely and successful implementation of strategic initiatives; the results of any pending or future litigations, investigations or claims; the uncertainty associated with the identification of and successful consummation and execution of external corporate development initiatives and strategic partnering transactions; and Allergan’s ability to obtain and successfully maintain a sufficient supply of products to meet market demand in a timely manner. In addition, matters generally affecting the economy, such as changes in interest and currency exchange rates; international relations; and the state of the economy worldwide can materially affect Allergan’s results. Therefore, the reader is cautioned not to rely on these forward-looking statements. Allergan expressly disclaims any intent or obligation to update these forward-looking statements except as required to do so by law.
Additional information concerning the above-referenced risk factors and other risk factors can be found in press releases issued by Allergan, as well as Allergan’s public periodic filings with the Securities and Exchange Commission, including the discussion under the heading “Risk Factors” in Allergan’s 2006 Form 10-K and Allergan’s Form 10-Q for the period ended June 29, 2007. Copies of Allergan’s press releases and additional information about Allergan is available at www.allergan.com or you can contact the Allergan Investor Relations Department by calling 714-246-4636.
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About Allergan, Inc.
With more than 55 years of experience providing high-quality, science-based products, Allergan, Inc., with headquarters in Irvine, California, discovers, develops and commercializes products in the ophthalmology, neurosciences, medical dermatology, medical aesthetics, obesity intervention, urologics and other specialty markets that deliver value to its customers, satisfy unmet medical needs, and improve patients’ lives.
Allergan Contacts
Jim Hindman (714) 246-4636 (investors)
Joann Bradley (714) 246-4766 (investors)
Emil Schultz (714) 246-4474 (investors)
Caroline Van Hove (714) 246-5134 (media)
® and TM Marks owned by Allergan, Inc.
ACULAR® is a registered trademark of Roche Palo Alto, LLC
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ALLERGAN, INC.
Condensed Consolidated Statements of Operations and
Reconciliation of Non-GAAP Adjustments
(Unaudited)

	Three months ended
In millions, except per share amounts	September 28, 2007				September 29, 2006
		Non-GAAP				Non-GAAP
	GAAP	Adjustments		Adjusted	GAAP	Adjustments		Adjusted
Revenues
Product net sales	$978.7	$—		$978.7	$791.7	$—		$791.7
Other revenues	15.0	—		15.0	15.1	—		15.1

	993.7	—		993.7	806.8	—		806.8

Operating costs and expenses
Cost of sales (excludes amortization of acquired intangible assets)	173.5	(0.7	)(a)	172.8	167.7	(24.1	)(h)(i)	143.6
Selling, general and administrative	395.6	(1.9	)(b)	393.7	364.0	(33.6	)(h)(j)(k)	330.4
Research and development	164.4	—		164.4	120.4	(0.1	)(j)	120.3
Amortization of acquired intangible assets	28.7	(23.5	)(c)	5.2	24.9	(19.6	)(c)	5.3
Restructuring charges	11.0	(11.0	)(d)	—	8.6	(8.6	)(d)	—

Operating income	220.5	37.1		257.6	121.2	86.0		207.2

Non-operating income (expense)
Interest income	18.4	—		18.4	12.8	—		12.8
Interest expense	(17.5)	—		(17.5)	(11.9)	(4.3	)(l)	(16.2)
Unrealized gain (loss) on derivative instruments, net	0.4	(0.4	)(e)	—	0.2	(0.2	)(e)	—
Gain on investments	—	—		—	0.1	—		0.1
Other, net	(10.5)	—		(10.5)	(1.7)	—		(1.7)

	(9.2)	(0.4)		(9.6)	(0.5)	(4.5)		(5.0)

Earnings from continuing operations before income taxes and minority interest	211.3	36.7		248.0	120.7	81.5		202.2

Provision for income taxes	55.3	12.8	(f)	68.1	14.3	43.1	(m)	57.4

Earnings from continuing operations	156.0	23.9		179.9	106.4	38.4		144.8

Discontinued operations:
Earnings from discontinued operations, net of applicable income tax of $0.8 million	1.4	(1.4	)(g)	—	—	—		—
Gain on sale of discontinued operations, net of tax of $0.9 million	—	—		—	—	—		—

Discontinued operations	1.4	(1.4)		—	—	—		—

Net earnings	$157.4	$22.5		$179.9	$106.4	$38.4		$144.8

Basic earnings per share:
Continuing operations	$0.51			$0.59	$0.35			$0.48
Discontinued operations	—			—	—			—

Net basic earnings per share	$0.51			$0.59	$0.35			$0.48

Diluted earnings per share:
Continuing operations	$0.50			$0.58	$0.35			$0.47
Discontinued operations	0.01			—	—			—

Net diluted earnings per share	$0.51			$0.58	$0.35			$0.47

Weighted average number of common shares outstanding:
Basic	305.9			305.9	301.8			301.8
Diluted	309.3			309.3	305.1			305.1

Selected ratios as a percentage of product net sales

Selling, general and administrative	40.4%			40.2%	46.0%			41.7%
Research and development	16.8%			16.8%	15.2%			15.2%

(a)	Corneal fair market value inventory roll-out adjustment of $0.5 million and integration and transition costs related to the acquisition of Corneal and Inamed of $0.2 million
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(b)	Integration and transition costs related to the acquisitions of Corneal and Inamed of $1.2 million and $0.7 million, respectively

(c)	Amortization of acquired intangible assets

(d)	Net restructuring charges

(e)	Unrealized gain (loss) on the mark-to-market adjustment to derivative instruments

(f)	Total tax effect for non-GAAP pre-tax adjustments

(g)	Discontinued operations

(h)	Integration and transition costs related to the acquisition of Inamed, consisting of Cost of sales of $0.2 million and Selling, general and administrative expense of $4.9 million

(i)	Inamed fair-market value inventory adjustment roll-out of $23.9 million

(j)	Transition/duplicate operating expenses, consisting of Selling, general and administrative expense of $0.2 million and Research and development expense of $0.1 million

(k)	Contribution to Allergan Foundation of $28.5 million

(l)	Reversal of interest expense related to resolution of uncertain tax positions

(m)	Total tax effect for non-GAAP pre-tax adjustments and other income tax adjustments, consisting of the following amounts (in millions):

Tax effect
Non-GAAP pre-tax adjustments of $81.5 million	$(27.8)
Resolution of uncertain tax positions	3.9
Change in valuation allowance	(17.2)
Taxes related to intercompany transfers of trade businesses and net assets	0.8
Change in estimated income taxes on 2005 dividend repatriation	(2.8)

$(43.1)

“GAAP” refers to financial information presented in accordance with generally accepted accounting principles in the United States.
This press release includes non-GAAP financial measures, as defined in Regulation G promulgated by the Securities and Exchange Commission, with respect to the three and nine months ended September 28, 2007 and September 29, 2006 and with respect to anticipated results for the fourth quarter and full year of 2007. Allergan believes that its presentation of non-GAAP financial measures provides useful supplementary information to investors regarding its operational performance because it enhances an investor’s overall understanding of the financial performance and prospects for the future of Allergan’s core business activities by providing a basis for the comparison of results of core business operations between current, past and future periods. The presentation of historical non-GAAP financial measures is not meant to be considered in isolation from or as a substitute for results prepared in accordance with accounting principles generally accepted in the United States.
In this press release, Allergan reported the non-GAAP financial measure “adjusted earnings” and related “adjusted diluted earnings per share.” Allergan uses adjusted earnings to enhance the investor’s overall understanding of the financial performance and prospects for the future of Allergan’s core business activities. Adjusted earnings is one of the primary indicators management uses for planning and forecasting in future periods, including trending and analyzing the core operating performance of Allergan’s business from period to period without the effect of the non-core business items indicated. Management uses adjusted earnings to prepare operating budgets and forecasts and to measure Allergan’s performance against those budgets and forecasts on a corporate and segment level. Allergan also uses adjusted earnings for evaluating management performance for compensation purposes.
Despite the importance of adjusted earnings in analyzing Allergan’s underlying business, the budgeting and forecasting process and designing incentive compensation, adjusted earnings has no standardized meaning defined by GAAP. Therefore, adjusted earnings has limitations as an analytical tool, and should not be considered in isolation, or as a substitute for analysis of Allergan’s results as reported under GAAP. Some of these limitations are:
•	it does not reflect cash expenditures, or future requirements, for expenditures relating to restructurings, and certain acquisitions, including severance and facility transition costs associated with acquisitions;

•	it does not reflect gains or losses on the disposition of assets associated with restructuring and business exit activities;

•	it does not reflect the tax benefit or tax expense associated with the items indicated;

•	it does not reflect the impact on earnings of charges resulting from certain matters Allergan considers not to be indicative of its on-going operations; and

•	other companies in Allergan’s industry may calculate adjusted earnings differently than it does, which may limit its usefulness as a comparative measure.
Allergan compensates for these limitations by using adjusted earnings only to supplement net income (loss) on a basis prepared in conformance with GAAP in order to provide a more complete understanding of the factors and trends affecting its business. Allergan strongly encourages investors to consider both net earnings (loss) and cash flows determined under GAAP as compared to adjusted earnings, and to perform their own analysis, as appropriate.
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ALLERGAN, INC.
Condensed Consolidated Statements of Operations and
Reconciliation of Non-GAAP Adjustments
(Unaudited)

	Nine months ended
In millions, except per share amounts	September 28, 2007				September 29, 2006
		Non-GAAP				Non-GAAP
	GAAP	Adjustments		Adjusted	GAAP	Adjustments		Adjusted
Revenues
Product net sales	$2,803.9	$—		$2,803.9	$2,193.9	$—		$2,193.9
Other revenues	44.4	—		44.4	40.3	—		40.3

	2,848.3	—		2,848.3	2,234.2	—		2,234.2

Operating costs and expenses
Cost of sales (excludes amortization of acquired intangible assets)	493.4	(0.7	)(a)	492.7	433.2	(48.6	)(j)(k)	384.6
Selling, general and administrative	1,215.1	(19.8	)(b)	1,195.3	975.4	(48.8	)(j)(l)(m)	926.6
Research and development	528.4	(72.0	)(c)	456.4	930.1	(580.0	)(j)(l)(n)	350.1
Amortization of acquired intangible assets	86.1	(70.0	)(d)	16.1	54.8	(39.1	)(d)	15.7
Restructuring charges	24.3	(24.3	)(e)	—	17.1	(17.1	)(e)	—

Operating income	501.0	186.8		687.8	(176.4)	733.6		557.2

Non-operating income (expense)
Interest income	48.6	(0.4	)(f)	48.2	34.3	4.9	(o)	39.2
Interest expense	(53.5)	—		(53.5)	(40.2)	(4.9	)(o)	(45.1)
Unrealized (loss) gain on derivative instruments, net	(1.3)	1.3	(g)	—	(1.0)	1.0	(g)	—
Gain on investments	—	—		—	0.3	—		0.3
Other, net	(15.9)	—		(15.9)	(7.1)	4.8	(p)	(2.3)

	(22.1)	0.9		(21.2)	(13.7)	5.8		(7.9)

Earnings from continuing operations before income taxes and minority interest	478.9	187.7		666.6	(190.1)	739.4		549.3

Provision for income taxes	138.7	39.7	(h)	178.4	74.0	84.5	(q)	158.5
Minority interest	0.4	—		0.4	0.1	—		0.1

Earnings from continuing operations	339.8	148.0		487.8	(264.2)	654.9		390.7

Discontinued operations:
Loss from discontinued operations, net of applicable income tax benefit of $0.4 million	(0.8)	0.8	(i)	—	—	—		—
Gain on sale of discontinued operations, net of tax of $0.9 million	—	—		—	—	—		—

Discontinued operations	(0.8)	0.8		—	—	—		—

Net earnings	$339.0	$148.8		$487.8	$(264.2)	$654.9		$390.7

Basic earnings per share:
Continuing operations	$1.11			$1.60	$(0.91)			$1.34
Discontinued operations	—			—	—			—

Net basic earnings per share	$1.11			$1.60	$(0.91)			$1.34

Diluted earnings per share:
Continuing operations	$1.10			$1.58	$(0.91)			$1.32
Discontinued operations	—			—	—			—

Net diluted earnings per share	$1.10			$1.58	$(0.91)			$1.32

Weighted average number of common shares outstanding:
Basic	304.9			304.9	290.7			290.7
Diluted	308.3			308.3	290.7			296.3

Selected ratios as a percentage of product net sales

Selling, general and administrative	43.3%			42.6%	44.5%			42.2%
Research and development	18.8%			16.3%	42.4%			16.0%

(a)	Corneal fair market value inventory roll-out adjustment of $0.5 million and integration and transition costs related to the acquisition of Corneal and Inamed of $0.2 million
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(b)	Integration and transition costs related to the acquisitions of Corneal and Inamed of $6.8 million and $4.3 million, respectively, settlement of an unfavorable pre-existing Corneal distribution contract for $2.3 million, and $6.4 million legal settlement of a patent dispute assumed in the Inamed acquisition

(c)	In-process research and development charge related to the acquisition of EndoArt

(d)	Amortization of acquired intangible assets

(e)	Net restructuring charges

(f)	Interest income related to income tax settlements

(g)	Unrealized gain (loss) on the mark-to-market adjustment to derivative instruments

(h)	Total tax effect for non-GAAP pre-tax adjustments and other income tax adjustments, consisting of the following amounts (in millions):

Non-GAAP pre-tax adjustments of $187.7 million	$(38.1)
Favorable recovery of previously paid state income taxes	(1.6)

$(39.7)

(i)	Discontinued operations
(j)	Integration and transition costs related to the acquisition of Inamed, consisting of Cost of sales of $0.7 million; Selling, general and administrative expense of $14.6 million and Research and development expense of $0.2 million
(k)	Inamed fair-market value inventory adjustment roll-out of $47.9 million
(l)	Transition/duplicate operating expenses, consisting of Selling, general and administrative expense of $5.7 million and Research and development expense of $0.5 million
(m)	Contribution to Allergan Foundation of $28.5 million
(n)	In-process research and development charge of $579.3 million related to the acquisition of Inamed
(o)	Reversal of interest income on previously paid state income taxes and reversal of interest expense related to the resolution of uncertain tax positions
(p)	Accrued costs for a previously disclosed contingency involving non-income taxes in Brazil
(q)	Total tax effect for non-GAAP pre-tax adjustments and other income tax adjustments, consisting of the following amounts (in millions):

Tax effect
Non-GAAP pre-tax adjustments of $739.4 million	$(53.6)
Resolution of uncertain tax positions and favorable recovery of previously paid state income taxes	(11.7)
Change in valuation allowance	(17.2)
Taxes related to intercompany transfers of trade businesses and net assets	0.8
Change in estimated income taxes on 2005 dividend repatriation	(2.8)

$(84.5)

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10-10-10
ALLERGAN, INC.
Condensed Consolidated Balance Sheets
(Unaudited)

	September 28,	December 31,
In millions	2007	2006

Assets

Cash and equivalents	$1,413.3	$1,369.4
Trade receivables, net	478.3	386.9
Inventories	202.5	168.5
Other current assets	322.6	205.5

Total current assets	2,416.7	2,130.3

Property, plant and equipment, net	637.6	611.4
Intangible assets, net	1,105.9	1,043.6
Goodwill, net	1,961.8	1,833.6
Other noncurrent assets	175.5	148.2

Total assets	$6,297.5	$5,767.1

Liabilities and stockholders’ equity

Notes payable	$39.6	$102.0
Accounts payable	187.8	142.4
Accrued expenses and income taxes	416.1	413.7

Total current liabilities	643.5	658.1

Long-term debt	1,577.8	1,606.4
Other liabilities	470.1	359.5
Stockholders’ equity	3,606.1	3,143.1

Total liabilities and stockholders’ equity	$6,297.5	$5,767.1

DSO	45	43

DOH	107	108

Cash, net of debt	$(204.1)	$(339.0)

Debt-to-capital percentage	31.0%	35.2%
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11-11-11
ALLERGAN, INC.
Reconciliation of Diluted Earnings Per Share
(Unaudited)

In millions, except per share amounts	Three months ended
	September 28,	September 29,
	2007	2006
Earnings from continuing operations	$156.0	$106.4

Non-GAAP pre-tax adjustments:
Net restructuring charges	11.0	8.6
Interest related to previously paid state income taxes and income tax settlements	—	(4.3)
Amortization of acquired intangible assets	23.5	19.6
Corneal integration and transition costs	1.3	—
Inamed fair market-value inventory adjustment roll-out	—	23.9
Corneal fair market-value inventory adjustment roll-out	0.5	—
Inamed integration and transition costs	0.8	5.1
Contribution to Allergan Foundation	—	28.5
Unrealized (gain) loss on derivative instruments	(0.4)	(0.2)
Transition/duplicate operating expenses	—	0.3

	192.7	187.9

Tax effect for above items	(12.8)	(27.8)
Resolution of uncertain tax positions	—	3.9
Tax effect of dividend repatriation act	—	(2.8)
Taxes related to intercompany transfers of trade businesses and net assets	—	0.8
Change in valuation allowance	—	(17.2)

Adjusted diluted earnings from continuing operations	$179.9	$144.8

Weighted average number of shares issued	305.9	301.8

Net shares assumed issued using the treasury stock method for options and non-vested equity shares and share units outstanding during each period based on average market price	3.4	3.3

	309.3	305.1

Diluted earnings per share from continuing operations, as reported	$0.50	$0.35

Non-GAAP earnings per share adjustments:
Net restructuring charges	0.03	0.02
Interest related to previously paid state income taxes and income tax settlements	—	(0.01)
Amortization of acquired intangible assets	0.05	0.04
Corneal integration and transition costs	—	—
Inamed fair market-value inventory adjustment roll-out	—	0.05
Corneal fair market-value inventory adjustment roll-out	—	—
Inamed integration and transition costs	—	0.01
Contribution to Allergan Foundation	—	0.06
Unrealized (gain) loss on derivative instruments	—	—
Resolution of uncertain tax positions	—	0.01
Tax effect of dividend repatriation	—	(0.01)
Change in valuation allowance	—	(0.05)

Adjusted diluted earnings per share from continuing operations	$0.58	$0.47

Year over year change	23.4%

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12-12-12
ALLERGAN, INC.
Reconciliation of Diluted Earnings Per Share
(Unaudited)

In millions, except per share amounts	Nine months ended
	September 28,	September 29,
	2007	2006
Earnings (loss) from continuing operations	$339.8	$(264.2)

Non-GAAP pre-tax adjustments:
Net restructuring charges	24.3	17.1
In-process research and development charge related to EndoArt	72.0	—
In-process research and development charge related to Inamed	—	579.3
Amortization of acquired intangible assets	70.0	39.1
Settlement of unfavorable Corneal distribution contract	2.3	—
Corneal integration and transition costs	6.9	—
Inamed fair market-value inventory adjustment roll-out	—	47.9
Corneal fair market-value inventory adjustment roll-out	0.5	—
Inamed integration and transition costs	4.4	15.5
Legal settlement of patent dispute	6.4	—
Contribution to Allergan Foundation	—	28.5
Accrued costs for a previously disclosed contingency involving non-income taxes in Brazil	—	4.8
Interest related to previously paid state income taxes and resolution of uncertain tax positions	(0.4)	—
Unrealized (gain) loss on derivative instruments	1.3	1.0
Transition/duplicate operating expenses	—	6.2

	527.5	475.2

Tax effect for above items	(38.1)	(53.6)
Resolution of uncertain tax positions	—	(10.5)
Tax effect of dividend repatriation act	—	(2.8)
Taxes related to intercompany transfers of trade businesses and net assets	—	0.8
Change in valuation allowance	—	(17.2)
State income tax recovery	(1.6)	(1.2)

Adjusted diluted earnings from continuing operations	$487.8	$390.7

Weighted average number of shares issued	304.9	290.7

Net shares assumed issued using the treasury stock method for options and non-vested equity shares and share units outstanding during each period based on average market price	3.4	3.4

Dilutive effect of assumed conversion of convertible notes outstanding	—	2.2

	308.3	296.3

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13-13-13

In millions, except per share amounts	Nine months ended
	September 28,	September 29,
	2007	2006
Diluted earnings (loss) per share from continuing operations, as reported	$1.10	$(0.91)

Effect of additional dilutive shares (a)	—	0.02

Non-GAAP earnings per share adjustments:
Net restructuring charges	0.06	0.05
In-process research and development charge related to EndoArt	0.23	—
In-process research and development charge related to Inamed	—	1.96
Amortization of acquired intangible assets	0.15	0.09
Settlement of unfavorable Corneal distribution contract	0.01	—
Corneal integration and transition costs	0.02	—
Inamed fair market-value inventory adjustment roll-out	—	0.11
Corneal fair market-value inventory adjustment roll-out	—	—
Inamed integration and transition costs	0.01	0.03
Legal settlement of patent dispute	0.01	—
Contribution to Allergan Foundation	—	0.06
Accrued costs for a previously disclosed contingency involving non-income taxes in Brazil	—	0.01
Interest related to previously paid state income taxes and resolution of uncertain tax positions	—	—
Unrealized (gain) loss on derivative instruments	—	—
Transition/duplicate operating expenses	—	0.01
Resolution of uncertain tax positions	—	(0.04)
Tax effect of dividend repatriation	—	(0.01)
Change in valuation allowance	—	(0.06)
State income tax recovery	(0.01)	—

Adjusted diluted earnings per share from continuing operations	$1.58	$1.32

Year over year change	19.7%

(a)	The number of shares used to calculate adjusted diluted earnings per share includes the dilutive effect of outstanding stock options and the assumed conversion of convertible notes.
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14-14-14
ALLERGAN, INC.
Supplemental Non-GAAP Information
(Unaudited)

	Three months ended
	September 28,	September 29,	$ change in net sales			Percent change in net sales
	2007	2006	Total	Performance	Currency	Total	Performance	Currency
in millions
Eye Care Pharmaceuticals	$457.7	$403.4	$54.3	$42.9	$11.4	13.5%	10.6%	2.9%
Botox/Neuromodulator	296.7	237.7	59.0	52.4	6.6	24.8%	22.0%	2.8%
Skin Care	29.5	34.3	(4.8)	(4.8)	—	(14.0)%	(14.0)%	0.0%

Total Specialty Pharmaceuticals	783.9	675.4	108.5	90.5	18.0	16.1%	13.4%	2.7%

Breast Aesthetics	69.7	54.1	15.6	13.5	2.1	28.8%	25.0%	3.8%
Obesity Intervention	74.0	47.1	26.9	25.8	1.1	57.1%	54.8%	2.3%
Facial Aesthetics	49.3	15.1	34.2	33.6	0.6	226.5%	222.5%	4.0%

Core Medical Devices	193.0	116.3	76.7	72.9	3.8	66.0%	62.7%	3.3%

Other	1.8	—	1.8	1.8	—	NA	NA	NA

Total Medical Devices	194.8	116.3	78.5	74.7	3.8	67.5%	64.2%	3.3%

Product net sales	$978.7	$791.7	$187.0	$165.2	$21.8	23.6%	20.9%	2.7%

Alphagan P, Alphagan, and Combigan	$89.8	$80.0	$9.8	$7.4	$2.4	12.2%	9.3%	2.9%
Lumigan Franchise	100.4	86.4	14.0	11.2	2.8	16.2%	13.0%	3.2%
Other Glaucoma	3.9	3.4	0.5	0.2	0.3	14.8%	7.3%	7.5%
Restasis	88.2	69.3	18.9	18.9	—	27.3%	27.3%	0.0%

Domestic	65.4%	68.1%
International	34.6%	31.9%

	Nine months ended
	September 28,	September 29,	$ change in net sales			Percent change in net sales
	2007	2006	Total	Performance	Currency	Total	Performance	Currency
in millions
Eye Care Pharmaceuticals	$1,292.1	$1,144.5	$147.6	$119.6	$28.0	12.9%	10.4%	2.5%
Botox/Neuromodulator	872.0	709.1	162.9	146.7	16.2	23.0%	20.7%	2.3%
Skin Care	82.7	95.7	(13.0)	(13.0)	—	(13.6)%	(13.6)%	0.0%

Total Specialty Pharmaceuticals	2,246.8	1,949.3	297.5	253.3	44.2	15.3%	13.0%	2.3%

Breast Aesthetics	217.8	118.7	99.1	94.9	4.2	83.5%	79.9%	3.6%
Obesity Intervention	195.9	92.9	103.0	101.0	2.0	110.9%	108.7%	2.2%
Facial Aesthetics	141.6	33.0	108.6	107.4	1.2	329.1%	325.5%	3.6%

Core Medical Devices	555.3	244.6	310.7	303.3	7.4	127.0%	124.0%	3.0%

Other	1.8	—	1.8	1.8	—	NA	NA	NA

Total Medical Devices	557.1	244.6	312.5	305.1	7.4	127.8%	124.7%	3.1%

Product net sales	$2,803.9	$2,193.9	$610.0	$558.4	$51.6	27.8%	25.5%	2.3%

Alphagan P, Alphagan, and Combigan	$244.8	$221.2	$23.6	$17.5	$6.1	10.6%	7.9%	2.7%
Lumigan Franchise	284.0	241.0	43.0	35.5	7.5	17.8%	14.7%	3.1%
Other Glaucoma	11.4	12.0	(0.6)	(1.3)	0.7	(5.0)%	(10.6)%	5.6%
Restasis	243.9	201.0	42.9	42.9	—	21.4%	21.4%	0.0%

Domestic	65.7%	67.6%
International	34.3%	32.4%
-more-

15-15-15
ALLERGAN, INC.
Reconciliation of GAAP Diluted Earnings Per Share Guidance
To Adjusted Diluted Earnings Per Share Guidance
(Unaudited)

	Quarter 4, 2007
	Low	High
GAAP diluted earnings per share from continuing operations guidance (a)	$0.51	$0.52

Amortization of acquired intangible assets	0.05	0.05

Adjusted diluted earnings per share guidance	$0.56	$0.57

	Full Year 2007
	Low	High
GAAP diluted earnings per share from continuing operations guidance (a)	$1.63	$1.64

In-process research and development	0.23	0.23
Net restructuring charges	0.06	0.06
Settlement of unfavorable Corneal distribution contract	0.01	0.01
Corneal and Inamed integration and transition costs	0.02	0.02
Legal settlement of patent dispute	0.01	0.01
State income tax recovery	(0.01)	(0.01)
Amortization of acquired intangible assets	0.19	0.19

Adjusted diluted earnings per share guidance	$2.14	$2.15

(a)	GAAP diluted earnings per share guidance excludes any potential impact of future unrealized gains or losses on derivative instruments, restructuring charges and integration and transition costs that may occur but that are not currently known or determinable.
-more-

16-16-16
ALLERGAN, INC.
Recasted for Discontinued Operations
Condensed Consolidated Statements of Operations and
Reconciliation of Non-GAAP Adjustments
(Unaudited)

	Three months ended
in millions, except per share amounts	March 30, 2007
		Non-GAAP
	GAAP	Adjustments		Adjusted
Revenues
Product net sales	$862.6	$—		$862.6
Other revenues	14.1	—		14.1

	876.7	—		876.7

Operating costs and expenses
Cost of sales (excludes amortization of acquired intangible assets)	151.8	—		151.8
Selling, general and administrative	386.4	(7.7	)(a)	378.7
Research and development	210.0	(72.0	)(b)	138.0
Amortization of acquired intangible assets	28.4	(23.0	)(c)	5.4
Restructuring charges	3.2	(3.2	)(d)	—

Operating income	96.9	105.9		202.8

Non-operating income (expense)
Interest income	15.4	(0.4	)(e)	15.0
Interest expense	(18.5)	—		(18.5)
Unrealized (loss) gain on derivative instruments, net	(1.3)	1.3	(f)	—
Other, net	(1.1)	—		(1.1)

	(5.5)	0.9		(4.6)

Earnings from continuing operations before income taxes and minority interest	91.4	106.8		198.2

Provision for income taxes	46.7	10.4	(g)	57.1
Minority interest	(0.1)	—		(0.1)

Earnings from continuing operations	44.8	96.4		141.2

Loss from discontinued operations, net of applicable income tax of $0.5 million	(1.0)	1.0		—

Net earnings	$43.8	$97.4		$141.2

Basic earnings per share:
Continuing operations	$0.15			$0.47
Discontinued operations	(0.01)			—

Net basic earnings per share	$0.14			$0.47

Diluted earnings per share:
Continuing operations	$0.15			$0.46
Discontinued operations	(0.01)			—

Net diluted earnings per share	$0.14			$0.46

Weighted average number of common shares outstanding:
Basic	303.9			303.9
Diluted	307.3			307.3

Selected ratios as a percentage of product net sales
Selling, general and administrative	44.8%			43.9%
Research and development	24.3%			16.0%

(a)	Integration and transition costs related to the acquisition of Corneal and Inamed of $3.5 million and $1.9 million, respectively, and settlement of an unfavorable pre-existing Corneal distribution contract for $2.3 million
(b)	In-process research and development charge related to the acquisition of EndoArt
(c)	Amortization of acquired intangible assets
(d)	Net restructuring charges
(e)	Interest income related to income tax settlements
(f)	Unrealized gain (loss) on the mark-to-market adjustment to derivative instruments
(g)	Total tax effect for non-GAAP pre-tax adjustments and other income tax adjustments, consisting of the following amounts (in millions):

Non-GAAP pre-tax adjustments of $106.8 million	$(10.9)
Favorable recovery of previously paid state income taxes	0.5

$(10.4)

-more-

17-17-17
ALLERGAN, INC.
Recasted for Discontinued Operations
Condensed Consolidated Statements of Operations and
Reconciliation of Non-GAAP Adjustments
(Unaudited)

	Three months ended
in millions, except per share amounts	June 29, 2007
		Non-GAAP
	GAAP	Adjustments		Adjusted
Revenues
Product net sales	$962.6	$—		$962.6
Other revenues	15.3	—		15.3

	977.9	—		977.9

Operating costs and expenses
Cost of sales (excludes amortization of acquired intangible assets)	168.1	—		168.1
Selling, general and administrative	433.1	(10.2	)(a)	422.9
Research and development	154.0	—		154.0
Amortization of acquired intangible assets	29.0	(23.5	)(b)	5.5
Restructuring charges	10.1	(10.1	)(c)	—

Operating income	183.6	43.8		227.4

Non-operating income (expense)
Interest income	14.8	—		14.8
Interest expense	(17.5)	—		(17.5)
Unrealized (loss) gain on derivative instruments, net	(0.4)	0.4	(d)	—
Other, net	(4.3)	—		(4.3)

	(7.4)	0.4		(7.0)

Earnings from continuing operations before income taxes and minority interest	176.2	44.2		220.4

Provision for income taxes	36.7	16.5	(e)	53.2
Minority interest	0.5	—		0.5

Earnings from continuing operations	139.0	27.7		166.7

Loss from discontinued operations, net of applicable income tax of $0.7 million	(1.2)	1.2		—

Net earnings	$137.8	$28.9		$166.7

Basic earnings per share:
Continuing operations	$0.46			$0.55
Discontinued operations	(0.01)			—

Net basic earnings per share	$0.45			$0.55

Diluted earnings per share:
Continuing operations	$0.45			$0.54
Discontinued operations	—			—

Net diluted earnings per share	$0.45			$0.54

Weighted average number of common shares outstanding:
Basic	304.7			304.7
Diluted	308.2			308.2

Selected ratios as a percentage of product net sales
Selling, general and administrative	45.0%			43.9%
Research and development	16.0%			16.0%

(a)	Integration and transition costs related to the acquisition of Corneal and Inamed of $2.1 million and $1.7 million, respectively, and $6.4 million legal settlement of a patent dispute assumed in the Inamed acquisition
(b)	Amortization of acquired intangible assets
(c)	Net restructuring charges
(d)	Unrealized gain (loss) on the mark-to-market adjustment to derivative instruments
(e)	Total tax effect for non-GAAP pre-tax adjustments and other income tax adjustments, consisting of the following amounts (in millions):

Non-GAAP pre-tax adjustments of $44.2 million	$(14.4)
Favorable recovery of previously paid state income taxes	(2.1)

$(16.5)

-more-

18-18-18
ALLERGAN, INC.
Recasted for Discontinued Operations
Condensed Consolidated Statements of Operations and
Reconciliation of Non-GAAP Adjustments
(Unaudited)

	Six months Ended
in millions, except per share amounts	June 29, 2007
		Non-GAAP
	GAAP	Adjustments		Adjusted
Revenues
Product net sales	$1,825.2	$—		$1,825.2
Other revenues	29.4	—		29.4

	1,854.6	—		1,854.6

Operating costs and expenses
Cost of sales (excludes amortization of acquired intangible assets)	319.9	—		319.9
Selling, general and administrative	819.5	(17.9	)(a)	801.6
Research and development	364.0	(72.0	)(b)	292.0
Amortization of acquired intangible assets	57.4	(46.5	)(c)	10.9
Restructuring charges	13.3	(13.3	)(d)	—

Operating income	280.5	149.7		430.2

Non-operating income (expense)
Interest income	30.2	(0.4	)(e)	29.8
Interest expense	(36.0)	—		(36.0)
Unrealized (loss) gain on derivative instruments, net	(1.7)	1.7	(f)	—
Other, net	(5.4)	—		(5.4)

	(12.9)	1.3		(11.6)

Earnings from continuing operations before income taxes and minority interest	267.6	151.0		418.6

Provision for income taxes	83.4	26.9	(g)	110.3
Minority interest	0.4	—		0.4

Earnings from continuing operations	183.8	124.1		307.9

Loss from discontinued operations, net of applicable income tax benefit of $1.2 million	(2.2)	2.2		—

Net earnings	$181.6	$126.3		$307.9

Basic earnings per share:
Continuing operations	$0.60			$1.01
Discontinued operations	—			—

Net basic earnings per share	$0.60			$1.01

Diluted earnings per share:
Continuing operations	$0.60			$1.00
Discontinued operations	(0.01)			—

Net diluted earnings per share	$0.59			$1.00

Weighted average number of common shares outstanding:
Basic	304.3			304.3
Diluted	307.8			307.8

Selected ratios as a percentage of product net sales
Selling, general and administrative	44.9%			43.9%
Research and development	19.9%			16.0%

(a)	Integration and transition costs related to the acquisition of Corneal and Inamed of $5.6 million and $3.6 million, respectively, settlement of an unfavorable pre-existing Corneal distribution contract for $2.3 million, and $6.4 million legal settlement of a patent dispute assumed in the Inamed acquisition
(b)	In-process research and development charge related to the acquisition of EndoArt
(c)	Amortization of acquired intangible assets
(d)	Net restructuring charges
(e)	Interest income related to income tax settlements
(f)	Unrealized gain (loss) on the mark-to-market adjustment to derivative instruments
(g)	Total tax effect for non-GAAP pre-tax adjustments and other income tax adjustments, consisting of the following amounts (in millions):

Non-GAAP pre-tax adjustments of $151.0 million	$(25.3)
Favorable recovery of previously paid state income taxes	(1.6)

$(26.9)

-more-

19-19-19
ALLERGAN, INC.
Recasted for Discontinued Operations
Reconciliation of Diluted Earnings Per Share
(Unaudited)

In millions, except per share amounts
Three months
ended March 30,
2007
Earnings from continuing operations, as reported	$44.8

Non-GAAP pre-tax adjustments:
Net restructuring charges	3.2
In-process research and development charge related to EndoArt	72.0
Amortization of acquired intangible assets	23.0
Settlement of unfavorable Corneal distribution contract	2.3
Corneal integration and transition costs	3.5
Inamed integration and transition costs	1.9
Interest related to previously paid state income taxes and income tax settlements	(0.4)
Unrealized (gain) loss on derivative instruments	1.3

151.6

Tax effect for above items	(10.9)
Resolution of uncertain tax positions	—
State income tax recovery	0.5

Adjusted diluted earnings from continuing operations	$141.2

Weighted average number of shares issued	303.9

Net shares assumed issued using the treasury stock method for options and non-vested equity shares and share units outstanding during each period based on average market price	3.4

307.3

Diluted earnings per share from continuing operations, as reported	$0.15

Non-GAAP earnings per share adjustments:
Net restructuring charges	0.01
In-process research and development charge related to EndoArt	0.23
Amortization of acquired intangible assets	0.05
Settlement of unfavorable Corneal distribution contract	0.01
Corneal integration and transition costs	0.01
Inamed integration and transition costs	—
Interest related to previously paid state income taxes and income tax settlements	—
Unrealized (gain) loss on derivative instruments	—

Adjusted diluted earnings per share from continuing operations	$0.46

-more-

20-20-20
ALLERGAN, INC.
Recasted for Discontinued Operations
Reconciliation of Diluted Earnings Per Share
(Unaudited)

In millions, except per share amounts
Three months
ended June 29,
2007
Earnings from continuing operations, as reported	$139.0

Non-GAAP pre-tax adjustments:
Net restructuring charges	10.1
Amortization of acquired intangible assets	23.5
Corneal integration and transition costs	2.1
Inamed integration and transition costs	1.7
Legal settlement of patent dispute	6.4
Unrealized (gain) loss on derivative instruments	0.4

183.2

Tax effect for above items	(14.4)
State income tax recovery	(2.1)

Adjusted diluted earnings from continuing operations	$166.7

Weighted average number of shares issued	304.7

Net shares assumed issued using the treasury stock method for options and non-vested equity shares and share units outstanding during each period based on average market price	3.5

308.2

Diluted earnings per share from continuing operations, as reported	$0.45

Non-GAAP earnings per share adjustments:
Net restructuring charges	0.03
Amortization of acquired intangible assets	0.05
Corneal integration and transition costs	0.01
Inamed integration and transition costs	—
Legal settlement of patent dispute	0.01
Unrealized (gain) loss on derivative instruments	—
State income tax recovery	(0.01)

Adjusted diluted earnings per share from continuing operations	$0.54

-more-

21-21-21
ALLERGAN, INC.
Recasted for Discontinued Operations
Reconciliation of Diluted Earnings Per Share
(Unaudited)
In millions, except per share amounts

Six months ended
June 29,
2007
Earnings from continuing operations, as reported	$183.8

Non-GAAP pre-tax adjustments:
Net restructuring charges	13.3
In-process research and development charge related to EndoArt	72.0
Amortization of acquired intangible assets	46.5
Settlement of unfavorable Corneal distribution contract	2.3
Corneal integration and transition costs	5.6
Inamed integration and transition costs	3.6
Legal settlement of patent dispute	6.4
Interest related to previously paid state income taxes and resolution of uncertain tax positions	(0.4)
Unrealized (gain) loss on derivative instruments	1.7

334.8

Tax effect for above items	(25.3)
State income tax recovery	(1.6)

Adjusted diluted earnings from continuing operations	$307.9

Weighted average number of shares issued	304.3

Net shares assumed issued using the treasury stock method for options and non-vested equity shares and share units outstanding during each period based on average market price	3.5

307.8

Diluted earnings per share from continuing operations, as reported	$0.60

Non-GAAP earnings per share adjustments:
Net restructuring charges	0.03
In-process research and development charge related to EndoArt	0.23
Amortization of acquired intangible assets	0.10
Settlement of unfavorable Corneal distribution contract	0.01
Corneal integration and transition costs	0.01
Inamed integration and transition costs	0.01
Legal settlement of patent dispute	0.01
Interest related to previously paid state income taxes and resolution of uncertain tax positions	—
Unrealized (gain) loss on derivative instruments	—

Adjusted diluted earnings per share from continuing operations	$1.00

-more-

22-22-22
ALLERGAN, INC.
Recasted for Discontinued Operations
Supplemental Non-GAAP Information
(Unaudited)

	Three months ended
	March 30,	March 31,	$ change in net sales			Percent change in net sales
	2007	2006	Total	Performance	Currency	Total	Performance	Currency
in millions
Eye Care Pharmaceuticals	$403.0	$361.9	$41.1	$33.9	$7.2	11.4%	9.4%	2.0%
Botox/Neuromodulator	267.9	223.0	44.9	41.1	3.8	20.1%	18.4%	1.7%
Skin Care	26.5	30.3	(3.8)	(3.8)	—	(12.5)%	(12.5)%	0.0%

Total Specialty Pharmaceuticals	697.4	615.2	82.2	71.2	11.0	13.4%	11.6%	1.8%

Breast Aesthetics	69.2	—	69.2	69.2	—	NA	NA	NA
Obesity Intervention	53.0	—	53.0	53.0	—	NA	NA	NA
Facial Aesthetics	43.0	—	43.0	43.0	—	NA	NA	NA

Core Medical Devices	165.2	—	165.2	165.2	—	NA	NA	NA

Product net sales	$862.6	$615.2	$247.4	$236.4	$11.0	40.2%	38.4%	1.8%

Alphagan P, Alphagan, and Combigan	$77.5	$71.0	$6.5	$4.7	$1.8	9.2%	6.7%	2.5%
Lumigan Franchise	89.0	72.9	16.1	13.9	2.2	22.1%	19.1%	3.0%
Other Glaucoma	3.6	4.4	(0.8)	(1.0)	0.2	(19.4)%	(23.5)%	4.1%
Restasis	78.4	66.1	12.3	12.3	—	18.7%	18.7%	NA

Domestic	66.4%	67.4%
International	33.6%	32.6%
-more-

23-23-23
ALLERGAN, INC.
Recasted for Discontinued Operations
Supplemental Non-GAAP Information
(Unaudited)

	Three months ended
	June 29,	June 30,	$ change in net sales			Percent change in net sales
	2007	2006	Total	Performance	Currency	Total	Performance	Currency
in millions
Eye Care Pharmaceuticals	$431.4	$379.2	$52.2	$42.8	$9.4	13.8%	11.3%	2.5%
Botox/Neuromodulator	307.4	248.4	59.0	53.2	5.8	23.8%	21.4%	2.3%
Skin Care	26.7	31.1	(4.4)	(4.4)	—	(14.1)%	(14.1)%	0.0%

Total Specialty Pharmaceuticals	765.5	658.7	106.8	91.6	15.2	16.2%	13.9%	2.3%

Breast Aesthetics	78.9	64.6	14.3	12.2	2.1	22.1%	18.9%	3.3%
Obesity Intervention	68.9	45.8	23.1	22.2	0.9	50.4%	48.5%	1.9%
Facial Aesthetics	49.3	17.9	31.4	30.8	0.6	175.4%	172.1%	3.4%

Core Medical Devices	197.1	128.3	68.8	65.2	3.6	53.6%	50.8%	2.8%

Product net sales	$962.6	$787.0	$175.6	$156.8	$18.8	22.3%	19.9%	2.4%

Alphagan P, Alphagan, and Combigan	$77.4	$70.2	$7.2	$5.4	$1.8	10.3%	7.6%	2.7%
Lumigan Franchise	94.5	81.7	12.8	10.4	2.4	15.7%	12.7%	3.0%
Other Glaucoma	3.9	4.2	(0.3)	(0.5)	0.2	(5.9)%	(11.5)%	5.6%
Restasis	77.3	65.6	11.7	11.7	—	17.8%	17.8%	0.0%

Domestic	65.3%	67.2%
International	34.7%	32.8%

	Six months ended
	June 29,	June 30,	$ change in net sales			Percent change in net sales
	2007	2006	Total	Performance	Currency	Total	Performance	Currency
in millions
Eye Care Pharmaceuticals	$834.4	$741.1	$93.3	$76.7	$16.6	12.6%	10.4%	2.2%
Botox/Neuromodulator	575.3	471.4	103.9	94.3	9.6	22.0%	20.0%	2.0%
Skin Care	53.2	61.4	(8.2)	(8.2)	—	(13.4)%	(13.4)%	0.0%

Total Specialty Pharmaceuticals	1,462.9	1,273.9	189.0	162.8	26.2	14.8%	12.8%	2.0%

Breast Aesthetics	148.1	64.6	83.5	81.4	2.1	129.3%	126.0%	3.3%
Obesity Intervention	121.9	45.8	76.1	75.2	0.9	166.2%	164.3%	1.9%
Facial Aesthetics	92.3	17.9	74.4	73.8	0.6	415.6%	412.2%	3.4%

Core Medical Devices	362.3	128.3	234.0	230.4	3.6	182.4%	179.6%	2.8%

Product net sales	$1,825.2	$1,402.2	$423.0	$393.2	$29.8	30.2%	28.0%	2.2%

Alphagan P, Alphagan, and Combigan	$155.0	$141.2	$13.8	$10.1	$3.7	9.8%	7.2%	2.6%
Lumigan Franchise	183.5	154.5	29.0	24.3	4.7	18.7%	15.7%	3.0%
Other Glaucoma	7.5	8.6	(1.1)	(1.5)	0.4	(12.8)%	(17.7)%	4.9%
Restasis	155.7	131.7	24.0	24.0	—	18.2%	18.2%	0.0%

Domestic	65.8%	67.3%
International	34.2%	32.7%
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